SUPPLEMENTAL INDENTURE

This SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”) is dated as of  December 27, 2007, among BERRY PLASTICS HOLDING CORPORATION (or its successor) (the “Company”), the guarantors identified on the signature pages hereto (the “Guarantors”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as trustee under the indenture referred to below (the “Trustee”).

W I T N E S S E T H :

WHEREAS, BPC Acquisition Corp. has heretofore executed and delivered to the Trustee an indenture dated as of September 20, 2006 (as amended, supplemented or otherwise modified, the “Indenture”) among BPC Acquisition Corp., the guarantors (as defined therein) and the Trustee, providing for the issuance of the Company’s 8 7/8% Second Priority Senior Secured Fixed Rate Notes due 2014 in the aggregate principal amount of $525,000,000 and Second Priority Senior Secured Floating Rate Notes due 2014 in the aggregate principal amount of $225,000,000;

WHEREAS, Berry Plastics Corporation (“BPC”), a first-tier subsidiary of Berry Plastics Holding Corporation and a guarantor pursuant to the Indenture, is merging with and into the Company (the “Merger”), the separate existence of BPC shall cease and the Company shall survive and continue as the continuing company (the “Successor Company”);

WHEREAS, Section 5.01(a) of the Indenture provides, in part, that BPC may merge into the Company provided that (i) the Company is the surviving entity; (ii) each Guarantor, unless it is the other party to the transactions described above, shall have by supplemental indenture confirmed that its Guarantee shall apply to such Person’s obligations under the Indenture and the Securities; and (iii) the Company shall have delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and such supplemental indentures (if any) comply with the Indenture;

WHEREAS, Section 9.01(a) of the Indenture provides that the Company and the Trustee may amend the Indenture or the Securities without notice or consent of any Holder to, among others, comply with Article 5;

WHEREAS, the Company has delivered to the Trustee, or caused to be delivered to the Trustee on its behalf, an Opinion of Counsel and an Officers’ Certificate stating that the Merger and this Supplemental Indenture comply with Sections 5.01(a) and 9.01(a), of the Indenture, that all conditions precedent provided for in the Indenture relating to the Merger and the execution and delivery of this Supplemental Indenture have been complied with, and that execution and delivery of this Supplemental Indenture is authorized or permitted under the Indenture;

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guarantors, the Company and the Trustee mutually covenant and agree as follows:

1.          Definitions.  Capitalized terms used herein and not defined herein have the meanings ascribed to such terms in the Indenture.

2.           Confirmation of Guarantee.  Each of the Guarantors hereby confirms that its Guarantee shall apply to the Successor Company’s obligations under the Indenture and the Securities.

3.           Notices.  All notices or other communications to the Guarantors shall be given as provided in Section 13.02 of the Indenture.

4.           Ratification of Indenture; Supplemental Indenture Part of Indenture.  Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.  This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Securities heretofore or hereafter authenticated and delivered shall be bound hereby.

5.           Governing Law.  THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

6.           Trustee Makes No Representation.  The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.

7.           Counterparts.  The parties may sign any number of copies of this Supplemental Indenture.  Each signed copy shall be an original, but all of them together represent the same agreement.

8.           Effect of Headings.  The Section headings herein are for convenience only and shall not effect the construction thereof.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

BERRY PLASTICS HOLDING CORPORATION

By:      /s/  Jeffrey D. Thompson
Name: Jeffrey D. Thompson
Title: Executive Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE

By:      /s/  Joseph P. O’Donnell
Name: Joseph P. O’Donnell
Title: Vice President

GUARANTORS:

AeroCon, Inc.
Berry Iowa Corporation
Berry Plastics Design Corporation
Berry Sterling Corporation
Berry Plastics Technical Services, Inc.
Cardinal Packaging, Inc.
CPI Holding Corporation
Knight Plastics Inc.
Landis Plastics, Inc.
Packerware Corporation
Pescor, Inc.
Poly-Seal Corporation
Venture Packaging, Inc.
Venture Packaging Midwest, Inc.
Berry Plastics Acquisition III
Berry Plastics Acquisition V
Berry Plastics Acquisition VII
Berry Plastics Acquisition VIII
Berry Plastics Acquisition IX
Berry Plastics Acquisition X
Berry Plastics Acquisition XI
Berry Plastics Acquisition XII
Berry Plastics Acquisition XIII
Kerr Group, Inc.
Saffron Acquisition Corp.
Sun Coast Industries, Inc.

By:      /s/  Jeffrey D. Thompson
Name: Jeffrey D. Thompson
Title: Vice President

ROLLPAK ACQUISITION CORPORATION

By: /s/  Jeffrey D. Thompson
Name: Jeffrey D. Thompson
Title: Vice President

ROLLPAK CORPORATION

By: /s/  Jeffrey D. Thompson
Name: Jeffrey D. Thompson
Title: Vice President

BERRY PLASTICS ACQUISITION CORPORATION
XV, LLC

By:        Berry Plastics Corporation,
its sole member

By:  /s/  Jeffrey D. Thompson
Name: Jeffrey D. Thompson
Title: Executive Vice President

SETCO, LLC

By:        Kerr Group, Inc.,
its sole member

By:  /s/  Jeffrey D. Thompson
Name: Jeffrey D. Thompson
Title: Vice President

TUBED PRODUCTS, LLC

By:        Kerr Group, Inc.,
its sole member

By:  /s/  Jeffrey D. Thompson
Name: Jeffrey D. Thompson
Title: Vice President

COVALENCE SPECIALTY ADHESIVES LLC

By:       Berry Plastics Holding Corporation,
its sole member and manager

By:          /s/  Jeffrey D. Thompson
Name: Jeffrey D. Thompson
Title: Executive Vice President

COVALENCE SPECIALTY COATINGS LLC

By:       Berry Plastics Holding Corporation,
its sole member and manager

By:          /s/  Jeffrey D. Thompson
Name: Jeffrey D. Thompson
Title: Executive Vice President